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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       October 14, 1999 ( July 30, 1999)
                       ---------------------------------
                Date of Report (Date of earliest event reported)



                                  ALPNET, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


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            Utah                              0-15512                            87-0356708
            ----                              -------                            ----------
(State or other jurisdiction of         (Commission File No.)                  (I.R.S. Employer
        Incorporation)                                                        Identification No.)

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                           4460 South Highland Drive,
                                   Suite #100
                        Salt Lake City, Utah 84124-3543
                        -------------------------------
          (Address of principal executive offices including zip code)

                                 (801) 273-6600
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                 Not applicable
          (Former name or former address if changed since last report)
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ALPNET,INC.AND SUBSIDIARIES


The Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K dated August 10, 1999.

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

On July 30, 1999, the Registrant acquired all of the outstanding share capital of Technical Publishing Services B.V. ("TPS"), formerly Stork TPS, a Dutch corporation based in Hengelo, The Netherlands. In connection therewith, Registrant hereby files (i) TPS' audited financial statements and notes thereto for the years ended December 31, 1998 and 1997, (ii) Registrant's unaudited pro forma condensed consolidated balance sheet as of June 30, 1999, and (iii) Registrant's unaudited pro forma consolidated statements of operations for the year ended December 31, 1998; and for the six months ended June 30, 1999.

ITEM 7:  FINANCIAL STATEMENTS.
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(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
      TPS audited financial statements and notes thereto for the years ended December 31, 1998 and 1997.

(b)   PRO FORMA CONSOLIDATED FINANCIAL INFORMATION.
      (i) ALPNET, Inc. unaudited pro forma condensed consolidated balance sheet as of June 30, 1999;
      (ii) ALPNET, Inc. unaudited pro forma consolidated statements of operations for the year ended December 31, 1998;
      (iii) ALPNET, Inc. unaudited pro forma consolidated statements of operations for the six months ended June 30, 1999; and
      (iv) Notes to the unaudited pro forma consolidated financial information.

(c)   EXHIBITS.
      The following Exhibits are filed with this Current Report on Form 8-K:


Exhibit No:  Description
-----------  -----------

2.1          Stock Purchase Agreement, dated July 30, 1999 (previously filed).

99.1 TPS audited financial statements and notes thereto for the years ended December 31, 1998 and 1997.

99.2 ALPNET, Inc. unaudited pro forma consolidated financial information.

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ALPNET, INC. AND SUBSIDIARIES

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ALPNET, Inc.


                                         By:       /s/ John W. Wittwer
                                                   -------------------
                                         Name:     John W. Wittwer
                                         Title:    Chief Financial Officer


Date:  October 14, 1999



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